Exhibit 99.2

 July 2020  NASDAQ: FBMS

 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; (10) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and (12) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Statements about the potential effects of the COVID-19 pandemic on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.   2  Forward Looking Statement

 The First Bancshares: Building Shareholder Value  3

 Overview of The First Bancshares, Inc.  4    Bank Headquartered in Hattiesburg, MS in 1996  84 Locations in Gulf South: MS, LA, AL, FL & GA  Revenues of $175.7 Million LTM  Assets of $5.1 Billion at June 30, 2020  5th Largest Bank Headquartered in Mississippi   # of Employees – 793  Stock Traded on Nasdaq – Symbol FBMS  # of Closed Transactions since 2010 – 12

 Franchise Footprint    FBMS Branch (68)    SGB (8)    FBMS LPO (2)      FFB (6)                                                                                                                                                                              Jackson  Mobile  Baton Rouge  Tallahassee  New Orleans  Columbus  Shreveport  Jacksonville  Destin  Pensacola  Albany  Moultrie  Valdosta  Panama City Beach  Birmingham  Huntsville  Montgomery  Atlanta  Hattiesburg      5

 Organic and Acquisitive Growth  December 31, 2009        June 30, 2020    Total Assets ($mm)  2010 – Q2 ‘20 CAGR: 28%  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q2 ’20 data as of 6/30/20   FBMS Branch (9)                    FBMS Branch (82)  FBMS LPO (2)                                  6

 Historical Performance Over TimeNinth Year of Record Earnings                    EPS  Net Income ($mm)      $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62            1.75%  2.03%  1.80%  1.93%  1.87%  1.73%  1.79%  1.75%    $2.55  7  Pre-tax Pre Provision Income ($mm)  PTPP ROA

 Historical Profitability Trends  8  Reported ROAA (%)   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation” * Inclusive of $7.0 million bargain purchase gain  Adjusted ROAA (%) (1)  Reported ROATCE (%)  Adjusted ROATCE (%) (1)

 9    First Community BankMobile MSA  Sunshine Community BankTallahassee MSA  FMB Banking CorporationTallahassee MSA  FPB FinancialCorp.Hammond MSA  First Florida Bancorp, Inc.Destin MSA  Southwest Georgia Financial CorporationValdosta MSA  The First Gained  Date Closed  March 1, 2018  April 1, 2018  November 1, 2018  March 2, 2019  November 1, 2019  April 3, 2020    Branches  9  5  6  7  6  8  41  Purchase Price  Cash & Stock: $60.0M  Cash & Stock: $30.5M  Cash & Stock: $80.0M  Cash & Stock: $86.1M   Cash & Stock $84.3M  Cash & Stock $47.9M  --  Assets  $398.5M  $213.1M  $477.1M  $375.7M  $428.5M  $535.7M  $2.4B  Loans  $269.9M  $173.1M  $331.6M  $247.8M  $248.9M  $394.6M  $1.7B  Deposits  $357.3M  $154.2M  $428.1M  $313.4M  $372.3M  $475.9M  $2.1B  Building Franchise ValueSix Acquisitions | Closed 2018 – ‘20

 Balance Sheet Composition by State  10  2015 Deposits by State  June 30, 2020 Deposits by State   Source: S&P Global Market Intelligence and Company Documents 2009 and 2015 data as of June 30  2015 Loans by State  June 30, 2020 Loans by State  2009 Loans by State  2009 Deposits by State

 Market Demographics  11  ‘20 – ‘25 Projected Population Growth (%)  ‘20 – ‘25 Projected Median HHI Growth (%)  2025 Projected Median HHI ($)  Source: S&P Global IntelligenceDeposit data as of 6/30/19Demographic data deposit weighted by county

 12    2012  2013  2014  2015  2016  2017  2018  2019  Q1 ‘20  Q2 ‘20  Average Stock Price ($)  $9.21  $12.99  $14.54  $16.40  $18.88  $29.06  $35.08  $31.79  $30.00  $20.32  Average Market Capitalization ($)In Millions  $28.5  $57.3  $75.8  $88.1  $101.4  $277.4  $455.0  $542.9  $564.4  $433.3  Average Daily Volume (shares)  1,679  3,841  4,453  7,387  3,819  24,078  34,841  48,983  95,235  102,667  Price/LTM EPS (x)  8.1x  14.6x  12.2x  11.8x  16.8x  29.7x  18.7x  15.1x  7.5x  9.1x  Price/Tangible Book (%)  78.8%  130.6%  120.0%  140.0%  177.9%  230.0%  179.2%  188.2%  101.1%  110.3%  Market Information and Historical Pricing  Source: S&P Global Market Intelligence, Company documentsPricing data as of 6/30/20

 13  Overview of Potential Whole Bank Opportunities        Source: S&P Global Market IntelligenceData as of most recent quarter availableNote: Excludes banks and thrifts in north Georgia, greater Atlanta region and only includes the Florida panhandle; excludes merger targets and MHCs  Opportunities by State  Opportunities by Asset Size  Includes all banks and thrifts headquartered in Alabama, Louisiana, Mississippi and select Florida and Georgia markets with total assets between $450 million and $2.0 billion

 Nine Years of Record Earnings  Superior Performance and Execution  Strategically Focused on Acquisitive and Organic Growth  Strong Capital Structure  Situated in Growing Markets  Shareholder Value and Return Demonstrated  Successful Leadership Team  14  Seven ReasonsTo Invest in The First

 Historical Balance Sheet Growth  15  Assets ($mm)  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q2 ’20 data as of 6/30/20  Loans ($mm)  Deposits ($mm)  2010 – Q2 ‘20 CAGR: 28%  2010 – Q2 ‘20 CAGR: 27%  2010 – Q2 ‘20 CAGR: 28%

 Net Interest Income Over Time  16  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.71%  3.97%  4.08%  Net Interest Income ($mm)  NIM  4.05%  3.83%  3.93%  4.06%  3.89%  3.93%  4.07%  3.63%  4.00%

Execution of Strategic Vision

- In 2009, FBMS formulated a strategic vision focused on branch expansion and acquisition of banks with assets less than $500 million in MS, AL, LA, FL and GA

Price Performance since 12/31/08



$45.00
$35.00
$25.00
$15.00
$5.00
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
$9.04
$19.85
3/22/13 $20.0M Preferred Stock Offering
4/30/13 Acquired First Baldwin Bancshares, Inc.
7/1/14 Acquired BCB Holding Company, Inc.
12/14/15 Acquired Mortgage Connection, LLC
10/24/16 $63.3M Preferred Stock Offering
1/1/17 Acquired Gulf Coast Community Bank
1/1/17 Acquired Iberville Bank
10/26/17 $58.4M Common Stock Offering
3/1/18 Acquired South West Banc Shares, Inc.
4/1/18 Acquired Sunshine Financial, Inc.
5/1/18 $66.0M Subordinated Debt Offering
10/31/18 Acquired FMB Banking Corp.
3/1/19 Acquired FPB Financial Corp.
10/31/19 Acquired First Florida Bancorp.
12/18/19 Acquired Southwest Georgia Financial Corporation

Source: S&P Global Market Intelligence, Company documents
Pricing data as of 7/20/20

TheFirst BANCSHARES, INC.
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   Note: Assets shown as of next quarter after close; Dates are as of transaction close, unless otherwise specifiedSource: S&P Global Market Intelligence   Executing Upon Growth Strategy  Tangible Book Value Per Share Growth  18  Building Upon a Proven Track Record    12/31/19  12/31/18  12/31/17  12/31/16  12/31/15  12/31/14  12/31/13  6/30/20

 19  Successful Leadership TeamExecutives  E. Ricky GibsonChairmanDirector for 25 YearsSuccessful Entrepreneur for 31 Years  M. Ray “Hoppy” Cole, Jr.President/CEO33 Years of Experience  Dee Dee LoweryExecutive VP, CFO29 Years of Experience

Successful Leadership Team

Executives

Ion Mixon Executive VP, Risk Manager 20 years experience	Eric Waldron President, Mississippi Region 24 years experience	Carol Daniel Executive VP, Credit Administrator 37 years experience
Chris Ryals Executive VP, COO 25 years experience	Jarrett Nicholson Executive VP, Chief Administrative Officer 26 years experience	Mit Cole Executive VP of Private Banking 11 years experience
Hayden Mitchell Executive VP, Chief Retail Banking Officer 43 years experience	Ronnie Fugarino President, Louisiana Region 39 years experience	Wade Neth President, Florida-Alabama Region 33 years experience

TheFirst BANCSHARES, INC.
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21  Non-GAAP Reconciliation